UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):    September30, 2005 (September 20, 2005)

ALLIED HEALTHCARE INTERNATIONAL INC.
Exact Name of Registrant as Specified on its Charter)

1-11570 (Commission File Number)	13-3098275 (IRS Employer Identification Number)
New York (State or Other Jurisdiction of Incorporation or Organization)
555 Madison Avenue, New York, New York 10022 (Address of Principal Executive Offices)
(212) 750-0064 (Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

          Written communications pursuant to Rule 425 under the Securities Act.

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 28, 2005, the Board of Directors of Allied Healthcare International, Inc. (the "Company"), upon the unanimous recommendation of the independent directors (as determined under the rules of The Nasdaq Stock Market, Inc.), appointed H.J. Mark Tompkins to the Board of Directors of the Company. The Board of Directors has determined that Mr. Tompkins is an independent director (as determined in accordance with the rules of The Nasdaq Stock Market, Inc.). As a result of Mr. Tompkins' appointment, the board of directors consists of a majority of independent directors. The Board of Directors has also appointed Mr. Tompkins to the Audit Committee of the Board of Directors. In connection with his appointment to the board of directors, on September 30, 2005, Mr. Tompkins was granted options to purchase 15,000 shares of common stock of the Company at a price equal to the closing price of a share of Company common stock on the Nasdaq National Market on such date. The options have a ten-year term and vest in three equal annual installments beginning on the first anniversary of the date of grant.

As required by the rules and regulations of the Securities and Exchange Commission, certain information regarding Mr. Tompkins' employment history and relationships and transactions with the Company is set forth below.

Employment History

From 1987 to the present, Mr. Tompkins has been a self-employed investor, with a focus on private equity and capital development in publicly traded entities, notably in the healthcare, biopharmaceutical, wholesale and distribution, tourism and leisure, and manufacturing industries. From 1975 to 1987 he was active in residential and commercial property investment in the Middle East, Germany, Spain, France and the United States. From 1972 to 1975, Mr. Tompkins worked for the Slater Walker Securities group and from 1965 to 1971 he was a management consultant with Booz Allen & Hamilton. Mr. Tompkins is a director of Sodexho Alliance S.A., a company engaged in the provision of food and management services that is registered with the Securities and Exchange Commission.

Certain Relationships and Related Transactions

Other than the grant of the options described above and except as described in the next paragraph, there has been no transaction or series of transactions since the beginning of the Company's last fiscal year, nor is there any currently proposed transaction or series of transactions, to which the Company or any of it subsidiaries was or is to be a party in which the amount involved exceeded or is expected to exceed $60,000 and in which Mr. Tompkins or any member of his immediate family had or will have a direct or indirect material interest.

In July 2004, upon the consummation of a public offering of shares of common stock by the Company, the holders of the Series A Preferred Stock of the Company converted their shares into common stock of the Company on a one-for-one basis. The holders of Series A Preferred Stock received, in addition to accrued and unpaid dividends on their shares of Series A Preferred Stock, a conversion fee of $0.26165 per share of Series A Preferred Stock. In such conversion, ZRH Nominees (0051) Limited, an affiliate of Mr. Tompkins, converted 174,400 shares of Series A Preferred Stock held by it into a like number of shares of common stock of the Company and received $165,747 in payment of accrued and unpaid dividends and a conversion fee of $45,633.

ITEM 7.01	REGULATION FD DISCLOSURE

On or about September 20, 2005, management of the Company disclosed to a few analysts and institutional investors that, as of such date, it had targeted growth in revenues in fiscal 2006 at the branch level at 10% more than the comparable number in fiscal 2005. The Company has not yet finalized its budget for fiscal 2006.

The targeted growth in revenues referred to in the previous paragraph is a forward-looking statement. The Company's actual results could differ materially from those discussed in, or implied by,

this forward-looking statement. Factors that could cause actual results to differ from those discussed in or implied by the forward-looking statement include: the Company's ability to continue to recruit and retain qualified flexible healthcare staff; the Company's ability to enter into contracts with hospitals and other healthcare facility clients on terms attractive to it; the general level of patient occupancy at the Company's clients' hospitals and healthcare facilities; the Company's ability to successfully implement its acquisition and integration strategies; the Company's dependence on the proper functioning of its information systems; the effect of existing or future government regulation of the healthcare industry, and the ability of the Company to comply with these regulations; the impact of medical malpractice and other claims asserted against the Company; the effect of regulatory change that may apply to the Company and that may increase the Company's costs and reduce its revenue and profitability; the Company's ability to use its net operating loss carryforward to offset net income; the effect that fluctuations in foreign currency exchange rates may have on the Company's dollar-denominated results of operations; and the impairment of goodwill, of which the Company has a substantial amount on its balance sheet, may have the effect of decreasing the Company's earnings or increasing its losses. Other factors that could cause actual results to differ from those implied by the forward-looking statement are more fully described in the Company's filings with the Securities and Exchange Commission, as well as changes in any of the following: the demand for the Company's products and services, general economic conditions, governmental regulation, the level of competition the Company faces, customer strategies and pricing and reimbursement policies. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise

The information contained in this Item 7.01 is being furnished to the Securities and Exchange Commission and shall not be deemed to be filed for purposes of the Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such registration statement, document or filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

99.1    Press release, dated September 30, 2005, of Allied Healthcare International Inc. announcing the appointment of Mark Tompkins to the board of directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 30, 2005
ALLIED HEALTHCARE INTERNATIONAL INC.
	By:	/s/ Marvet Abbassi
		Name:	Marvet Abbassi
		Title:	Financial Controller